EXHIBIT 10(a)

FIRST AMENDMENT TO
SECOND AMENDED AND RESTATED CREDIT
AGREEMENT AND CONSENT

        This FIRST AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT AND CONSENT (this “Amendment and Consent”) is dated as of April 19, 2004 and entered into by and among Joy Global Inc., a Delaware corporation (“Company”), the financial institutions listed on the signature pages hereof (collectively, the “Lenders”), Deutsche Bank Trust Company Americas, as Agent (the “Agent”), Heller Financial, Inc. and Fleet Capital Corporation as Co-Syndication Agents (the “Syndication Agents”), CIT Group/Business Credit as Documentation Agent (the “Documentation Agent” and together with the Agent and the Syndication Agents, the “Agents”) and, solely for the purposes of Section 5 hereof, the guarantors listed on the signature pages hereof (“Guarantors”) and is made with reference to that certain Second Amended and Restated Credit Agreement dated as of January 23, 2004, by and among Company, Lenders and Agents, as amended to the date hereof (the “Credit Agreement”). Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement.

RECITALS

        WHEREAS, Company has requested that Lenders and Agents amend the Credit Agreement to permit the transfer of all of the stock of Joy Global South Africa Pty. Ltd. (“Joy SA”) to Joy Mining Machinery Ltd., a UK Loan Party, to achieve certain tax and other benefits for Company;

        WHEREAS, Company has advised Lenders that it intends to restructure and consolidate its United Kingdom, Canadian and Australian subsidiaries, including liquidating or dissolving certain subsidiaries and forgiving related intercompany indebtedness (but not including any Intercompany Loans);

        WHEREAS, Company has further advised Lenders that such restructuring and consolidation of its United Kingdom, Canadian and Australian subsidiaries are permitted by and in accordance with subsection 7.7 of the Credit Agreement (as hereby amended);

        WHEREAS, in connection with such restructuring and consolidation certain Intercompany Collateral Documents, Intercompany Notes and Intercompany Note Guaranties and other related agreements may need to be amended or terminated to reflect the liquidation or dissolution of such subsidiaries, and Company has requested that Requisite Lenders authorize Agent to take such actions as may be necessary or desirable to effect the foregoing;

        WHEREAS, Company, Lenders and Agents deem it advisable to amend the Credit Agreement and to give their consent as hereinafter provided.

        NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

Section 1. AMENDMENTS TO CREDIT AGREEMENT

1.1 Amendments to Section 1: Definitions

    (a)        Certain Defined Terms. Subsection 1.1 of the Credit Agreement is hereby amended by adding the following definitions, inserted in proper alphabetical order:

        ” “Canadian Restructuring” means, subject to such changes as may be approved by Agent, the conversion of certain intercompany Indebtedness owed by Subsidiaries in the United Kingdom to Subsidiaries in Canada into Investments in such Subsidiaries in the United Kingdom, all as described to Agent by Borrower.”

        ” “Joy SA” means Joy Global South Africa Pty. Ltd.”

        ” “Joy SA Transfer” means, subject to such changes as may be approved by Agent, the sale, transfer or other disposition of ownership of 100% of the issued and outstanding capital stock of Joy SA by Joy Technologies Inc., through its direct and indirect Subsidiaries, to Joy Mining Machinery Ltd.”

        ” “Solum/Dowty Restructuring” means, subject to such changes as may be approved by Agent, a transaction or series of transactions by which Solum Pty. Ltd. and Dowty Technical Services Pty. Ltd., which are both Australian Loan Parties, are liquidated, wound up or dissolved, or have all or part of their respective businesses, properties or assets conveyed to, or are merged with and into, UK Loan Parties that, respectively, own 100% of the issued and outstanding capital stock of such companies.”

    (b)        HULC. Subsection 1.1 of the Credit Agreement is hereby further amended by deleting the definition of “HULC” appearing therein in its entirety and substituting the following therefor:

        ” “HULC” means Joy Global ULC, an unlimited liability company organized under the laws of the United Kingdom.”

1.2 Amendments to Section 7: Borrower’s Negative Covenants

    (a)        Investments; Acquisitions. Subsection 7.3(vii) of the Credit Agreement is hereby amended by deleting it in its entirety and substituting the following therefor:

    “(vii)        Borrower and its Subsidiaries may complete the Joy SA Transfer and the Canadian Restructuring; and Borrower, any Guarantor and any Foreign Loan Party may make and own additional Investments in Subsidiaries which are not Guarantors or Foreign Loan Parties; provided that the aggregate amount of all such Investments (excluding the Joy SA Transfer and the Canadian Restructuring) made after the Closing Date, together with the aggregate amount of Indebtedness of such Subsidiaries under subsection 7.1(iv)(C), does not exceed $20,000,000 in the aggregate outstanding at any time;"

    (b)        Restrictions on Fundamental Changes; Asset Sales. Subsection 7.7(i) of the Credit Agreement is hereby amended by adding the following at the end thereof: “and the Joy SA Transfer, the Solum/Dowty Restructuring and the Canadian Restructuring may be completed;".

    (c)        Disposal of Subsidiary Stock. Subsection 7.13 of the Credit Agreement is hereby amended by deleting the phrase “any sale” from the first line thereof and substituting the phrase “any sale, transfer or other disposition” therefor.

    (d)        Restrictions on HULC. Subsection 7.18 of the Credit Agreement is hereby amended by deleting the phrase “Notwithstanding anything to the contrary contained in this Agreement” and substituting the phrase “Notwithstanding anything to the contrary contained in this Agreement, for so long as HULC shall remain an unlimited liability company and other than the Joy SA Transfer and the Canadian Restructuring,” therefor.

1.3 Amendments to Section 8: Events of Default

    (a)        Default in Other Agreements. Subsection 8.2 of the Credit Agreement is hereby amended by deleting the phrases “Except to the extent a part of the UK Restructuring with respect to certain intercompany Indebtedness” and “(or, in the case of any such Indebtedness that is intercompany Indebtedness, beyond thirty (30) days after such failure)".

1.4 Amendments to Schedules

        Schedule 5.1 (Subsidiaries of Borrower) of the Credit Agreement is hereby amended and restated in its entirety as set forth on the attached Annex A-1.

Section 2. CONSENT AND AUTHORIZATION OF AGENT

        So long as Company shall have certified to Agent that any such action is taken in connection with a transaction permitted by the Credit Agreement, as amended by this Amendment and Consent and as it may be further amended from time to time, Requisite Lenders hereby consent to the Agent’s execution of (or instruction to the security trustee to execute) all such documents and instruments and to Agent’s taking (or instruction to the security trustee to take) all such further actions as may be necessary or desirable with respect to the Related Agreements or otherwise to implement the Joy SA Transfer, the Canadian Restructuring, the Solum/Dowty Restructuring and such other restructuring and consolidation of the Company’s subsidiaries as may be otherwise permitted under the terms of the Credit Agreement.

Section 3. CONDITIONS TO EFFECTIVENESS

        Sections 1 and 2 of this Amendment and Consent shall become effective as of the date hereof, upon the prior or concurrent satisfaction of all of the following conditions precedent (the date of the satisfaction of such conditions being referred to herein as the “First Amendment Effective Date”):

(a)	Company’s Deliveries. Company shall deliver to Lenders the following, each, unless otherwise noted, dated the First Amendment Effective Date:

1.	Signature and incumbency certificates of the Company officers executing this Amendment and Consent; and

2.	This Amendment and Consent executed by Company and Guarantors (the “Loan Parties”).

(b)	Execution by Lenders. Requisite Lenders shall have executed this Amendment and Consent.

(c)	Corporate Proceedings. All corporate and other proceedings taken or to be taken in connection with this Amendment and Consent and all documents incidental thereto not previously found acceptable by Agent, acting on behalf of Lenders, and its counsel shall be satisfactory in form and substance to Agent and such counsel, and Agent and such counsel shall have received all such counterpart originals or certified copies of such documents as Agent may reasonably request.

Section 4. REPRESENTATIONS AND WARRANTIES

        In order to induce Lenders to enter into this Amendment and Consent and to amend the Credit Agreement in the manner provided herein, Company represents and warrants to each Lender that the following statements are true, correct and complete:

    (a)        Corporate Power and Authority. Each Loan Party has all requisite corporate power and authority to enter into this Amendment and Consent, Company has all requisite corporate power and authority to carry out the transactions contemplated by, and perform its obligations under, the Credit Agreement as amended by this Amendment and Consent (the “Amended Agreement”).

    (b)        Authorization of Agreements. The execution and delivery of this Amendment and Consent and the performance of the Amended Agreement have been duly authorized by all necessary corporate action on the part of each Loan Party party thereto.

    (c)        No Conflict. The execution and delivery by each Loan Party of this Amendment and Consent and the performance by Company of the Amended Agreement do not and will not (i) violate any provision of any law or any governmental rule or regulation applicable to Company or any of its Subsidiaries, the Certificate or Articles of Incorporation or Bylaws of Company or any of its Subsidiaries or any order, judgment or decree of any court or other agency of government binding on Company or any of its Subsidiaries, (ii) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any Contractual Obligation of Company or any of its Subsidiaries, (iii) result in or require the creation or imposition of any Lien upon any of the properties or assets of Company or any of its Subsidiaries (other than any Liens created under any of the Loan Documents in favor of Administrative Agent on behalf of Lenders), or (iv) require any approval of stockholders or any approval or consent of any Person under any Contractual Obligation of Company or any of its Subsidiaries.

    (d)        Governmental Consents. The execution and delivery by each Loan Party of this Amendment and Consent and the performance by Company of the Amended Agreement do not and will not require any registration with, consent or approval of, or notice to, or other action to, with or by, any federal, state or other governmental authority or regulatory body.

    (e)        Binding Obligation. This Amendment and Consent has been duly executed and delivered by each Loan Party, the Amended Agreement has been duly executed and delivered by Company and each of this Amendment and Consent and the Amended Agreement are the legally valid and binding obligations of each Loan Party party thereto, enforceable against such Loan Party in accordance with their respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors’ rights generally or by equitable principles relating to enforceability.

    (f)        Incorporation of Representations and Warranties From Credit Agreement. The representations and warranties contained in Section 5 of the Credit Agreement are incorporated herein by this reference and are and will be true, correct and complete in all material respects on and as of the First Amendment Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

    (g)        Absence of Default. After giving effect to this Amendment and Consent, no event has occurred and is continuing or will result from the consummation of the transactions contemplated by this Amendment and Consent that would constitute an Event of Default or a Potential Event of Default.

Section 5. ACKNOWLEDGEMENT AND CONSENT OF GUARANTORS

        Each of Company and each Guarantor is a party to certain Collateral Documents and in the case of the Guarantors the Guaranties, in each case as amended through the First Amendment Effective Date. Company and Guarantors are collectively referred to herein as the “Credit Support Parties,” and such Collateral Documents and Guaranties are collectively referred to herein as the “Credit Support Documents.”

        Each Credit Support Party hereby acknowledges that it has reviewed the terms and provisions of the Credit Agreement and this Amendment and Consent and consents to the amendment of the Credit Agreement effected pursuant to this Amendment and Consent. Each Credit Support Party hereby confirms that each Credit Support Document to which it is a party or otherwise bound and, except as otherwise expressly provided in this Amendment and Consent, all Collateral encumbered thereby will continue to guaranty or secure, as the case may be, to the fullest extent possible the payment and performance of all “Obligations,” “Guarantied Obligations” and “Secured Obligations,” as the case may be (in each case as such terms are defined in the applicable Credit Support Document), including without limitation the payment and performance of all such “Obligations,” “Guarantied Obligations” or “Secured Obligations,” as the case may be, in respect of the Obligations of Company now or hereafter existing under or in respect of the Amended Agreement and the Notes defined therein.

        Each Credit Support Party acknowledges and agrees that any of the Credit Support Documents to which it is a party or by which it is otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Amendment and Consent. Each Credit Support Party represents and warrants that all representations and warranties contained in the Amended Agreement and the Credit Support Documents to which it is a party or otherwise bound are true, correct and complete in all material respects on and as of the First Amendment Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

        Each Credit Support Party (other than Company) acknowledges and agrees that (i) notwithstanding the conditions to effectiveness set forth in this Amendment and Consent, such Credit Support Party is not required by the terms of the Credit Agreement or any other Loan Document to consent to the amendments to the Credit Agreement effected pursuant to this Amendment and Consent and (ii) nothing in the Credit Agreement, this Amendment and Consent or any other Loan Document shall be deemed to require the consent of such Credit Support Party to any future amendments to the Credit Agreement.

Section 6. MISCELLANEOUS

(a)	Reference to and Effect on the Credit Agreement and the Other Loan Documents.

1.	On and after the First Amendment Effective Date, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the “Credit Agreement,” “thereunder,” “thereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Amended Agreement.

2.	Except as specifically amended by this Amendment and Consent, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

3.	The execution, delivery and performance of this Amendment and Consent shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of Administrative Agent or any Lender under, the Credit Agreement or any of the other Loan Documents.

(b)	Fees and Expenses. All costs, fees and expenses as described in subsection 10.2 of the Credit Agreement with respect to this Amendment and Consent shall be for the account of Company.

(c)	Headings. Section and subsection headings in this Amendment and Consent are included herein for convenience of reference only and shall not constitute a part of this Amendment and Consent for any other purpose or be given any substantive effect.

(d)	Applicable Law. THIS AMENDMENT AND CONSENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING WITHOUT LIMITATION SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

(e)	Counterparts. This Amendment and Consent may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.

        IN WITNESS WHEREOF, the parties hereto have caused this Amendment and Consent to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.